Exhibit 10.3(b)


                  Schedule of Warrant (new financing) Issued by
              NCT Group, Inc. to Carole Salkind on August 24, 2005


                         Expiration           Exercise           Shares
       Grant Date            Date               Price            Granted
       ----------        -----------        -----------        -----------
        08/24/05           08/24/10           $ 0.008           10,000,000